UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/21/2004

OLIN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-1070

VA	13-1872319
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

501 Merritt 7 P.O. Box 4500
Norwalk, CT 06856
(Address of Principal Executive Offices, Including Zip Code)

203-750-3000
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

                                                                               Exhibit No.                      Exhibit
99.1 Press Release, dated June 21, 2004.

Item 9.    Regulation FD Disclosure

       In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

        Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the registrant's press release dated June 21, 2004, announcing Olin raised its second quarter earnings estimate. Certain non-GAAP items are included in Exhibit 99.1. Management believes these items are helpful in allowing the reader to understand the results of Olin's ongoing operations.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OLIN CORPORATION

Date: June 21, 2004.	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, dated June 21, 2004
GRAPHIC.